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                                                                    EXHIBIT 10.7

                               W&T OFFSHORE, INC.

                                 March 26, 2004


Toronto Dominion (Texas), Inc., as Agent (the "Agent")

Lenders to the Revolving Credit Agreement referred to below (the "Lenders")

         Re: Waiver Letter Relating to Conversion of W&T Offshore, Inc. into Texas corporation (the "Borrower")

Gentlemen:

     Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of February 24, 2000, among the Borrower, the Lenders, the Agent and the other parties named therein, as amended pursuant to that certain First Amendment to Amended and Restated Credit Agreement as of December 5, 2000, among the Borrower, the Lenders, the Issuer and the Agent, as further amended pursuant to that certain Second Amendment to Amended and Restated Credit Agreement (Revolving Credit Agreement) dated effective as of May 31, 2002, among the Borrower, the Lenders, the Issuer and the Agent, as further amended pursuant to that certain Third Amendment to Amended and Restated Credit Agreement (Revolving Credit Agreement) dated effective as of December 2, 2002, among the Borrower, the Lenders, the Issuer and the Agent, as further amended pursuant to that certain Fourth Amendment to Amended and Restated Credit Agreement (Revolving Credit Agreement) dated effective as of May 22, 2003, among the Borrower, the Lenders, the Issuer and the Agent, as further amended pursuant to that certain Fifth Amendment to Amended and Restated Credit Agreement (Revolving Credit Agreement) dated effective as of December 12, 2003, among the Borrower, the Lenders, the Issuer and the Agent (as so amended, and as from time to time further amended, supplemented, restated or otherwise modified, the "Revolving Credit Agreement"). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Revolving Credit Agreement.

     Reference is hereby also made to Section 6.6 of the Revolving Credit Agreement which, among other things, limits the Borrower from undertaking certain corporate structural changes, except that pursuant to the terms thereof the Borrower is permitted to merge itself into a Delaware corporation named W&T Offshore, Inc. so long as the Borrower complies with the requirements of the further proviso set forth in Section 6.6 of the Revolving Credit Agreement.

     The Borrower hereby informs the Agent, Issuer and Lenders that it intends to become a Texas corporation through re-incorporation (instead of becoming a Delaware corporation through merger) and hereby requests that the Agent, Issuer and Lenders waive the prohibitions of Sections 6.6 of the Revolving Credit Agreement solely for the purpose of permitting the Borrower to re-incorporate itself as a Texas corporation, subject to the terms of this waiver letter.

     By their signatures below, the Agent, Issuer and Lenders hereby agree that the Borrower may re-incorporate itself as a Texas corporation, so long as (i) within thirty (30) days of such re-incorporation the Borrower shall have filed or caused to be filed a copy of the evidence of such

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re-incorporation in the appropriate governmental offices of all jurisdictions in which the Borrower owns real property constituting Collateral and (ii) the Borrower shall have taken such other actions as are necessary and appropriate or as otherwise requested by the Agent to ensure that the liens and security interests granted pursuant to the Security Documents in and to all Collateral remain valid perfected first priority liens and security interests in favor of the Agent for the benefit of the Lender Parties and, in the case of mortgages or deeds of trust referenced in Schedule 2 to the Revolving Credit Agreement, including, without limitation, taking such other actions as may be required by the Minerals Management Service.

     This letter shall become effective as of the date first above written upon the receipt of this letter by the Agent, duly executed by the Borrower, the Agent, the Issuer and the Required Lenders.

     This letter may be executed in any number of counterparts, all of which together shall constitute a single instrument, and it shall not be necessary that any counterpart be signed by all the parties hereto. A facsimile copy of this letter and signatures thereon shall be considered for all purposes as originals.

     The Borrower hereby represents that as of the date hereof, no Default or Event of Default has occurred and is continuing. The Borrower acknowledges that, except as expressly set forth herein, no portion of this letter shall be deemed or interpreted in any way to be a waiver of any provision of the Revolving Credit Agreement or any other Loan Document or of any Default or Event of Default under the Revolving Credit Agreement or any other Loan Document or of any right, power or remedy of the Agent, the Issuer or the Lenders under the Revolving Credit Agreement or any other Loan Document or applicable law.

     Please indicate your approval of the terms and provisions hereof by executing this consent letter in the space provided below.

                                       2

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     IN WITNESS WHEREOF, the parties have caused this letter to be duly executed as of the day and year first above written.

                                        BORROWER:

                                        W&T OFFSHORE, INC.,
                                        a Nevada corporation

                                        By: /s/ W. Reid Lea
                                          --------------------------------------
                                        Name:  W. Reid Lea
                                        Title: Chief Financial Officer

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                                        AGENT:

                                        TORONTO DOMINION (TEXAS), INC.,
                                        as Agent

                                        By: /s/ Rachel Suiter
                                            ------------------------------------
                                        Name:  Rachel Suiter
                                        Title: Vice President

                                        ISSUER:

                                        THE TORONTO-DOMINION BANK,
                                        as Issuer

                                        By: /s/ Rachel Suiter
                                            ------------------------------------
                                        Name:  Rachel Suiter
                                        Title: Mgr. Cr. Admin.

                                        LENDERS:

                                        TORONTO DOMINION (TEXAS), INC.,
                                        as Lender

                                        By: /s/ Rachel Suiter
                                            ------------------------------------
                                        Name:  Rachel Suiter
                                        Title: Vice President

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                                        BANK ONE, NA (Main Office - Chicago),
                                        as Lender

                                        By: /s/ Charles Kingswell-Smith
                                            ------------------------------------
                                        Name:  Charles Kingswell-Smith
                                        Title: Managing Director

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                                        FORTIS CAPITAL CORP.,
                                        as Lender

                                        By: /s/ Christopher S. Parada
                                            ------------------------------------
                                        Name:  Christopher S. Parada
                                        Title: Vice President

                                        By: /s/ Darrell W. Holley
                                            ------------------------------------
                                        Name:  Darrell W. Holley
                                        Title: Managing Director

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                                        BANK OF SCOTLAND, as Lender

                                        By: /s/ Joseph Fratus
                                            ------------------------------------
                                        Name:  Joseph Fratus
                                        Title: First Vice President

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                                        HARRISS NESBITT FINANCING, INC.,
                                        FORMERLY KNOWN AS BMO NESBITT
                                        BURNS FINANCING, INC., as Lender


                                        By: /s/ James V. Ducote
                                            ------------------------------------
                                        Name:  James V. Ducote
                                        Title: Vice President

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                                        WASHINGTON MUTUAL BANK, FA
                                        as Lender

                                        By: /s/ Russell R. Otts
                                            ------------------------------------
                                        Name:  Russell R. Otts
                                        Title: Vice President

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                                        NATEXIS BANQUES POPULAIRES,
                                        as Lender

                                        By: /s/ Donovan C. Broussard
                                            ------------------------------------
                                        Name:  Donovan C. Broussard
                                        Title: Vice President & Manager

                                        By: /s/ Louis P. Laville, III
                                            ------------------------------------
                                        Name:  Louis P. Laville, III
                                               ---------------------------------
                                        Title: Vice President & Manager

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                                        ROYAL BANK OF CANADA,
                                        as Lender

                                        By: /s/ Jason S. York
                                            ------------------------------------
                                        Name:  Jason S. York
                                        Title: Authorized Signatory